EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of SOLAR ENERTECH CORP. (the “Company") on Form 10-QSB/A for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report"), I, Fang Xie, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2007	By:	/s/ Fang Xie

Fang Xie
Principal Financial Officer